Johnson Controls

PURCHASE ORDER
NO: 39043224 REV 3

Order Date: SEP/09/2010

Invoice Mailing Address :
AE NA SSC - AP
PO BOX 981700
EL PASO, TX
79998-1700 USA
US +1 915-629-5770

Supplier No : 321140
Tel : 905-625-5111 Fax : 905-625-9939

Contact : DRASKO KARANOVIC

Supplier Name: D&R TECHNOLOGY, INC.
7669 Kimbel Street
MISSISSAUGA Ontario L5S 1A7
Canada

Delivery address :
Johnson Controls, Inc
Johnson Controls
47700 Halyard Drive
Plymouth Michigan 48170
USA

Payment Terms : Within 60 days Due net (Net 60)
Incoterms : Free Carrier
MISSISSAUGA ONTARIO

Purchasing Group: 512 - Indirect MRO/Mexico
Buyer Name: Veronica Mazmela
Tel : (81) 1156 1901 Extn:
Fax:
E-mail : Veronica.Mazmela@jci.com
Requestor : Sandra M. Johnson

Terms and condition

This Purchase Order is governed exclusively by Johnson Controls' global terms of purchase (German supplement) (available at http://www2.johnsoncontrols.com/asg/global-terms-de.htm) except as modified as provided therein. All other terms are rejected. The purchase order number must appear on all invoices, packing slips and bills of lading.Amounts in Item Total and Line Total exclude all taxes.All Pre-production parts must be marked / labeled with the Johnson Controls - AE part number and revision level as indicated on the CAD model and / or drawing. Pre-production parts that are shipped without proper identification as stated above will be returned to the shipper at their expense.

Header Text
* Originator: Ken Russell, 423 435 4292, Kenneth.W.Russell@jci.com.
* Reference D & R Technology quote # 0610-008 Rev 02, dated 8/24/10 for pricing information.
* PO Qty & Net Price have been switched to allow progress or factored payments through JCI/JCIM A/P. JCI/JCIM Capital payment termsa
pply to this order: Invoice(s) dated - 45% upon JCI/JCIM Preliminary design approval, 20% at begin of machine wiring, 20% upon JCI/
Extended Text: Please see end of document for header text

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
					Descriptions				
00002		0135		01/06/2011	G901043	928,250	EA	2.00000	1,856,500.00

Other Capital Equipment and Machinery

TUBE PROCESSING SYSTEM, TUBULAR SEAT FRAME
*UNBUNDLER
*SEAM FINDER
*REJECT
*TRANSFER 1
*TRANSFER 2
*BENDER 1
*BENDER 2

PURCHASE ORDER
NO: 39043224 REV 3

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
					Descriptions				

*TOOL PALLET MODULE
*100T 4-POST PRESS
*HYDRAULICS
*CONTROLS
*PNEUMATICS
*SAFETY ENCLOSURE & EXIT CHUTE

PRICING INCLUDES: TWO SYSTEM DISCOUNT
* RUN OFF OF EACH PART, INSTALLATION AND STARTUP
AT JCI FACILITY

SHIP TO:
JOHNSON CONTROLS RAMOS ARIZPE
1993 AV JOHNSON CONTROLS STREET
RAMOS ARIZPE, MEXICO 25903

ATTENTION: LEWIS MURPHY

ALL LINES BELOW ARE EITHER BLOCKED OR DELETED FROM THIS PURCHASE ORDER

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
00001		0135		01/06/2011	G901043	0.00	EA	0.00	0.00

Other Capital Equipment and Machinery

TUBE PROCESSING SYSTEM, TUBULAR SEAT FRAME
*UNBUNDLER
*SEAM FINDER
*REJECT
*TRANSFER 1
*TRANSFER 2
*BENDER 1
*BENDER 2
*TOOL PALLET MODULE
*100T 4-POST PRESS
*HYDRAULICS
*CONTROLS
*PNEUMATICS
*SAFETY ENCLOSURE & EXIT CHUTE

PRICING INCLUDES: TWO SYSTEM DISCOUNT
* RUN OFF OF EACH PART, INSTALLATION AND STARTUP
AT JCI FACILITY

SHIP TO:
JOHNSON CONTROLS RAMOS ARIZPE

Johnson Controls

PURCHASE ORDER
NO: 39043224 REV 3

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
					Descriptions				

1993 AV JOHNSON CONTROLS STREET
RAMOS ARIZPE, MEXICO 25903

ATTENTION: LEWIS MURPHY

Extended Header Text:

JCIM acceptance at Seller's facility ,and 15% upon JCI/JCIM acceptance at JCI/JCIM's facility including full "as built" documents..

* This order is expected to meet or exceed the expectations outlined in the JCI/JCIM equipment specification and/or JCI/JCIM details provided. Unless otherwise approved in writing by the proper JCI/JCIM representative, the supplier is expected to meet or exceed t he latest version of JCI/JCIM SESS/SEGS including all local expectation at point of equipment use. If you do not have the latest ve rsion of JCI/JCIM SESS/SEGS, contact the buyer identified on this PO.

* This Order does not constitute an acceptance of any offer or proposal made by Seller. Any reference in the Order to any offer orp roposal made by Seller is solely to incorporate the description or specifications of Supplies in the prior proposal, but only to the extent that the description or specifications do not conflict with the description and specifications in the Order.

* Revision of 9/3/10: changed price, payment terms, and payment milestones.

PO **39043224** transmitted on 09/09/2010 at 21:12:38

Line Total	USD	1,856,500.00
Total Tax	USD	0.00
Currency Total	USD	1,856,500.00